                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 July 22, 1997
                       ---------------------------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                                  TOPRO, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


           Colorado                         0-19167                 84-1042227
-------------------------------           -----------           ----------------
(State or other jurisdiction of           (Commission           (I.R.S. Employer
 incorporation or organization)             File No.)              I.D. Number)


2525 West Evans Avenue, Denver, Colorado                              80219
----------------------------------------                            ----------
(Address of principal executive offices)                            (zip code)


                                 (303) 935-1221
               ----------------------------------------------------
               (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    On July 22 and July 24, 1997 Topro, Inc. publicly announced information concerning business developments via Press Releases, which are filed as
Exhibit 20.1 and 20.2 hereto and incorporated by this reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits.  The following exhibit is filed with this Report:

             20.1 Press Release issued July 22, 1997

             20.2 Press Release issued July 24, 1997




                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Topro, Inc.

Date: July 24, 1997                    By:   /s/ Douglas H. Kelsall
      -------------                        ----------------------------
                                           Douglas H. Kelsall
                                           Vice President and CFO



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